UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

November 30, 2021

Date of Report (Date of earliest event reported)

RAVEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

SD	001-07982	46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107	Sioux Falls, SD	57117-5107
(Address of principal executive offices)		(Zip Code)

(605) 336-2750

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	RAVN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 30, 2021, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated June 20, 2021, by and among Raven Industries, Inc., a South Dakota corporation (the “Company”), CNH Industrial N.V., a Netherlands public limited liability company (“CNH Industrial”) and its wholly owned subsidiary, CNH Industrial South Dakota, Inc., a South Dakota corporation (“Merger Subsidiary”), Merger Subsidiary was merged with and into the Company, with the Company continuing as the surviving corporation of the merger (the “Surviving Corporation”) as a wholly owned subsidiary of CNH Industrial (the “Merger”).

Item 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In connection with the consummation of the Merger, on November 30, 2021 the Company terminated all commitments and obligations under its credit facility, which is governed by the Credit Agreement, dated as of November 8, 2019, by and among the Company, Bank of America, N.A., as administrative agent, and the lenders, guarantors and other parties thereto (the “Credit Agreement”). The Company did not incur any termination or exit fees in connection with the termination of the Credit Agreement.

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information set forth under the “Introductory Note” and under Items 3.03, 5.01, 5.02, 5.03 and 8.01 hereof are incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”) and as a result of the Merger, each share of common stock of the Company (“Company Stock”) outstanding immediately prior to the Effective Time was converted into the right to receive $58.00 in cash without interest (“Merger Consideration”). All such shares of Company Stock were automatically canceled and retired and ceased to exist.

Furthermore, at the Effective Time and as a result of the Merger, each outstanding stock option was canceled, and the holder thereof was entitled to receive a cash payment equal to (i) the excess, if any, between the Merger Consideration and the applicable exercise price of such option, multiplied by (ii) the number of shares of common stock underlying such option. In addition, each outstanding restricted stock unit, whether vested or not vested, was canceled, and the holder thereof was entitled to receive a cash payment equal to the product of the Merger Consideration and the number of shares of Company Stock represented by such restricted stock unit (in the case of performance-based restricted stock units, the applicable performance conditions were deemed to have been earned at the greater of (i) the amount based on the “target” performance and (ii) the amount based on the “actual” performance). Each outstanding deferred stock unit, whether vested or not vested, was canceled, and the holder thereof was entitled to receive a cash payment equal to the product of the Merger Consideration and the number of shares of Company Stock represented by such deferred stock unit. Any accrued but unpaid dividends granted with respect to each restricted stock or deferred stock unit vested and the holder thereof was entitled to payment of such dividends.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) on June 24, 2021, and which is incorporated herein by reference.

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On November 30, 2021, the Company notified the NASDAQ Global Select Market (“Nasdaq”) that the Merger was consummated and requested that Nasdaq suspend the Company’s common stock from trading effective as of the open of trading on November 30, 2021, remove such common stock from listing on Nasdaq and file a delisting application on Form 25 with the SEC to report the delisting of the Company Stock from Nasdaq.

Item 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth under the “Introductory Note” and Items 2.01, 3.01, 5.01, 5.02 and 5.03 hereof are incorporated herein by reference.

Item 5.01	CHANGES IN CONTROL OF REGISTRANT

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of CNH Industrial. The information set forth under the “Introductory Note” and Items 2.01, 3.03, 5.02 and 5.03 hereof are incorporated herein by reference.

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In accordance with the terms of the Merger Agreement, and effective as of the Effective Time, each of Jason M. Andringa, Thomas S. Everist, Janet M. Holloway, Kevin T. Kirby, Marc E. LeBaron, Lois M. Martin, Richard W. Parod and Daniel A. Rykhus resigned from the board of directors of the Company. In addition, effective as of the Effective Time, Daniel A. Rykhus, Taimur Sharih, Lee A. Magnuson, Steven E. Brazones and Scott W. Wickersham resigned as officers of the Company.

Item 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, the articles of incorporation and the bylaws of the Company were amended and restated, effective November 30, 2021. The resulting articles of incorporation and the bylaws of the Surviving Corporation as so amended and restated are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	other events

On November 30, 2021, CNH Industrial issued a press release announcing the consummation of the Merger with the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 20, 2021, among the Company, CNH Industrial and Merger Subsidiary (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 24, 2021).

3.1	Amended and Restated Articles of Incorporation of the Surviving Corporation.

3.2	Amended and Restated Bylaws of the Surviving Corporation.

99.1	Press Release of CNH Industrial, dated November 30, 2021.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2021	RAVEN INDUSTRIES, INC.

	By:	/s/ Jacob Wurth
Jacob Wurth
Controller and Treasurer